JPMORGAN TRUST I

J.P. MORGAN FUNDS

JPMorgan Tax Aware Real Return SMA Fund
Prospectus dated February 28, 2009

Supplement dated January 7, 2010 to the Prospectus
dated February 28, 2009, as supplemented

Effective immediately, the information under “Portfolio Holdings Disclosure” in the “Shareholder Information” section on page 15 of the JPMorgan Tax Aware Real Return SMA Fund’s Prospectus is deleted and replaced with the following:

No sooner than ten calendar days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, the Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-TARR-SMA-0110